Exhibit 32.1

Skinovation Pharmaceutical Incorporated

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of Skinovation Pharmaceutical Incorporated certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.

the annual report on Form 10-K of the Company for the year ended December 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2008	/s/ John W. Peters John W. Peters Principal Executive Officer Principal Financial Officer